CSFB 05-4

Group 10

Pay rules

1.

Pay the NAS Priority Amount to the 10N1.

2.

Pay 50% to the following classes:

a.

Pro-rata to the 10S1-10S9, 10T1-10T4 until retired

b.

Pay to the 10L1 until retired

3.

Pay 50% to the following classes:

a.

Pro-rata to the 10C1-10C9, 10D1-10D4 until retired

b.

Pay to the 10L2 until retired

4.

Pay the to the 10N1 until retired

Notes

Pxing Speed = 300PSA

NAS bonds = 10N1 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 10N1 Balance/Total Non-PO Balance

Settlement = 4/29/05